MUNICIPAL MORTGAGE & EQUITY, LLC



                            SUPPLEMENTAL INFORMATION



                          QUARTER ENDED MARCH 31, 2002

                                TABLE OF CONTENTS




CAD Statement for the quarter ended March 31, 2002                 Page      1

Variance Analysis for CAD                                          Page      2

Rolling Five Quarters - CAD                                        Page      3

GAAP Income Statement for the quarter ended March 31, 2002         Page      4

Variance Analysis for GAAP                                         Page      5

Rolling Five Quarters - GAAP                                       Page      6

Calculation of Diluted Earnings Per Share                          Page      7

CAD to GAAP reconciliation for the quarter ended March 31, 2002    Page      8

Condensed Balance Sheets and Book Value Per Share                  Page      9

Leverage at March 31, 2002                                         Page     10

Summary of 1st Quarter 2002 Investment Activity                    Page     11

Participating Portfolio Property Net Operating Income Trends       Page     12

Units and Average Rents for Bond Portfolio                         Page     13


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

                        MUNICIPAL MORTGAGE & EQUITY, LLC
                 CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                                   (Unaudited)
                 (In thousands, except share and per share data)

                                               For the three months ended
                                                        March 31,
                                           ---------------------------------
                                                 2002               2001
                                           ----------------   ---------------
SOURCES OF CASH:
Interest on bonds, other bond-related
 investments, other notes and loans        $    22,963        $    20,693
Interest on short-term investments                 487                356
Loan servicing fees                              1,908              1,632
Loan origination and brokerage fees              3,126              2,364
Other income                                     2,330              2,311
Net gain on sales                                   40                  -
                                           ----------------   ---------------
  TOTAL SOURCES OF CASH                         30,854             27,356
                                           ----------------   ---------------
EXPENSES:
Salaries and benefits                            4,827              4,445
Professional fees                                  172                691
Other operating expenses                         2,191              1,523
Interest expense                                 8,290              7,668
Income taxes                                       414                 39
                                           ----------------   ---------------
  TOTAL EXPENSES                                15,894             14,366
                                           ----------------   ---------------
CASH AVAILABLE FOR DISTRIBUTION                 14,960             12,990
                                           ----------------   ---------------
LESS:
Cash allocable to preferred shares
 and term growth shares, including
 preferred shareholders in a
 subsidiary company                              3,147              3,049
                                           ---------------    ---------------
CASH AVAILABLE FOR DISTRIBUTION TO
  COMMON SHARES                            $    11,813        $     9,941
                                           ===============    ===============
CAD PER COMMON SHARE                       $     0.469        $     0.462
                                           ===============    ===============
RECURRING CAD PER COMMON SHARE             $     0.469        $     0.462
                                           ===============    ===============
CALCULATION OF CASH DISTRIBUTION:

CASH AVAILABLE FOR DISTRIBUTION
  TO COMMON SHARES                         $    11,813        $     9,941
                                           ===============    ===============
ACTUAL AMOUNT PAID                         $    10,968        $     9,137
                                           ===============    ===============
PAYOUT RATIO                                      92.8%              91.9%
                                           ===============    ===============
COMMON SHARES OUTSTANDING                   25,213,482         21,499,295
                                           ===============    ===============
CASH DISTRIBUTION PER COMMON SHARE         $    0.4350        $    0.4250
                                           ===============    ===============

The primary differences between Net Income as calculated under generally accepted accounting principles ("GAAP") and Cash Available For Distribution
("CAD") result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of loan origination fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized over the life of the associated loan. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, net of deferred taxes for GAAP purposes, which are not included in the calculation of CAD.

The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, conversion of the preferred shares and provision for shares to be awarded under the Midland acquisition earn out provision.


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VARIANCE ANALYSIS FOR CAD


1st Quarter 2002 Compared to 1st Quarter 2001:

     Total income for the first quarter of 2002 increased $3.5 million over the same period last year due primarily to: (1) an increase of $2.3 million in interest income due to increase in interest collected on bond and other bond-related investments, as well as an increase in interest earned on construction lending activities; (2) an increase in loan servicing fees of $0.3 million; and (3) an increase in loan origination and brokerage fees of $0.8 million due primarily to an increase in fees associated with tax credit and conventional equity transactions.

Total expenses for the first quarter increased $1.5 million over the same period last year due primarily to: (1) an increase of $0.4 million in salary and related benefits expense associated with 2001 new hires; (2) an increase of $0.7 million in other operating expenses primarily driven by completion and deployment of accounting information systems and other upgrades in technology infrastructure, as well as commissions earned on increased syndication production, which was partially offset by a decrease of $0.5 million in professional fees; (3) an increase of $0.6 million in interest expense primarily associated with increased construction lending production and an increase in financing costs associated with securitizations accounted for as borrowings; and
(4) an increase of $0.4 million in income taxes primarily due to an increase in taxable fee income.


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

                                                     MUNICIPAL MORTGAGE & EQUITY, LLC
                                              CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                                                                (Unaudited)
                                              (In thousands, except share and per share data)


                                                        Qtr Ended       Qtr Ended      Qtr Ended      Qtr Ended       Qtr Ended
                                                         03/31/02        12/31/01       09/30/01       06/30/01        03/31/01
                                                      --------------  -------------- -------------- --------------  --------------
SOURCES OF CASH:
Interest on bonds, other bond-related investments,
  other notes and loans                                    $ 22,963        $ 22,708       $ 21,263       $ 21,267        $ 20,693
Interest on short-term investments                              487             539            237            247             356
Loan servicing fees                                           1,908           1,962          1,659          1,729           1,632
Loan origination and brokerage fees                           3,126           4,131          4,701          4,573           2,364
Other income                                                  2,330           1,345          1,827          1,679           2,311
Net gain on sales                                                40             251              -              -               -
Nonrecurring gain (loss), net                                     -             130           (193)             -               -
                                                      --------------  -------------- -------------- --------------  --------------
TOTAL SOURCES OF CASH                                        30,854          31,066         29,494         29,495          27,356
                                                      --------------  -------------- -------------- --------------  --------------
EXPENSES:
Salaries and benefits                                         4,827           6,379          5,527          5,030           4,445
Professional fees                                               172           1,468          1,114            913             691
Other operating expenses                                      2,191           1,801          1,893          2,163           1,523
Interest expense                                              8,290           7,101          7,351          7,531           7,668
Income taxes                                                    414             (61)           301            465              39
                                                      --------------  -------------- -------------- --------------  --------------
TOTAL EXPENSES                                               15,894          16,688         16,186         16,102          14,366
                                                      --------------  -------------- -------------- --------------  --------------
CASH AVAILABLE FOR DISTRIBUTION                              14,960          14,378         13,308         13,393          12,990
LESS:
  Cash allocable to preferred shares and term growth
  shares, including preferred shareholders in a
  subsidiary company                                          3,147           3,376          2,962          3,116           3,049
                                                      --------------  -------------- -------------- --------------  --------------
CASH AVAILABLE FOR DISTRIBUTION
  TO COMMON SHARES                                         $ 11,813        $ 11,002       $ 10,346       $ 10,277         $ 9,941
                                                      ==============  ============== ============== ==============  ==============
CAD PER COMMON SHARE                                         $ 0.47          $ 0.50         $ 0.48         $ 0.48          $ 0.46
                                                      ==============  ============== ============== ==============  ==============
RECURRING CASH FLOW PER COMMON SHARE                         $ 0.47          $ 0.50         $ 0.49         $ 0.48          $ 0.46
                                                      ==============  ============== ============== ==============  ==============
CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION
  TO COMMON SHARES                                         $ 11,813        $ 11,002       $ 10,346       $ 10,277         $ 9,941
                                                      ==============  ============== ============== ==============  ==============
ACTUAL AMOUNT PAID                                         $ 10,968         $ 9,438        $ 9,296        $ 9,219         $ 9,137
                                                      ==============  ============== ============== ==============  ==============
PAYOUT RATIO                                                  92.8%           85.8%          89.9%          89.7%           91.9%
                                                      ==============  ============== ============== ==============  ==============
COMMON SHARES OUTSTANDING                                25,213,482      21,820,266     21,618,144     21,564,461      21,499,295
                                                      ==============  ============== ============== ==============  ==============
CASH DISTRIBUTION PER COMMON SHARE                         $ 0.4350        $ 0.4325       $ 0.4300       $ 0.4275        $ 0.4250
                                                      ==============  ============== ============== ==============  ==============


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

                                                 MUNICIPAL MORTGAGE & EQUITY, LLC
                                            CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                            (Unaudited)
                                          (In thousands, except share and per share data)


                                                                                           For the three months ended
                                                                                                    March 31,
                                                                                         ---------------------------------
                                                                                             2002              2001
                                                                                         ---------------------------------
INCOME:
Interest on bonds, other bond-related investments, other notes and loans                       $ 23,592          $ 19,951
Interest on short-term investments                                                                  487             1,002
Loan servicing fees                                                                               1,908             1,632
Loan origination and brokerage fees                                                               2,707             2,064
Other income                                                                                      1,689             4,813
Net gain on sales                                                                                 2,166               166
                                                                                         ---------------  ----------------
Total income                                                                                     32,549            29,628
                                                                                         ---------------  ----------------
EXPENSES:
Salaries and benefits                                                                             4,827             4,445
Professional fees                                                                                   172               691
Operating expenses                                                                                2,191             1,531
Amortization                                                                                        318               693
Interest expense                                                                                  8,972             7,826
Other-than-temporary impairments related to investments in
     bonds and other bond-related investments                                                       110             3,256
                                                                                         ---------------  ----------------
                                                                                         ---------------  ----------------
Total expenses                                                                                   16,590            18,442
                                                                                         ---------------  ----------------
Net holding gains (losses) on trading securities                                                  3,112            (4,865)
Income tax expense                                                                               (1,031)               (3)
Income allocable to preferred shareholders in a subsidiary company                               (2,994)           (2,606)
Cumulative effect on prior years of change in
     accounting for derivative financial instruments                                                  -           (12,277)
                                                                                         ---------------  ----------------
Net income (loss)                                                                              $ 15,046          $ (8,565)
                                                                                         ===============  ================

LESS:
     Net income allocable to preferred shares
        and term growth shares                                                                      153               499
                                                                                         ---------------  ----------------
Net income (loss) allocated to common shares                                                   $ 14,893          $ (9,064)
                                                                                         ===============  ================
OPERATING NET INCOME ALLOCATED TO COMMON SHARES (Note 1)                                       $ 11,781           $ 8,078
                                                                                         ===============  ================
NET INCOME (LOSS) PER COMMON SHARE:
Basic net income (loss) per common share:
     Basic net income before cumulative effect of accounting change                              $ 0.63            $ 0.16
                                                                                         ===============  ================
     Basic net income (loss) per common share                                                    $ 0.63           $ (0.45)
                                                                                         ===============  ================
     Weighted average common shares outstanding                                              23,584,635        19,970,707

Diluted net income (loss) per common share:
     Diluted net income before cumulative effect of accounting change                            $ 0.62            $ 0.16
                                                                                         ===============  ================
     Diluted net income (loss) per common share                                                  $ 0.62           $ (0.44)
                                                                                         ===============  ================
     Weighted average common shares outstanding                                              24,200,030        20,432,300

Operating net income per common share (Note 1)                                                   $ 0.50            $ 0.40
                                                                                         ===============  ================

Note 1 - Operating Net Income is Net Income before the change in market value of the Company's derivative financial instruments.


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VARIANCE ANALYSIS FOR GAAP


1st Quarter 2002 compared to 1st Quarter 2001:

Total income for the first quarter of 2002 increased $2.9 million over the same period last year due primarily to: (1) an increase of $3.6 million in interest income due to increase in interest collected on bond and other bond-related investments, as well as an increase in interest earned on construction lending activities; (2) a $0.5 million decrease in interest on short-term investments resulting from the use of equity offering proceeds to repurchase senior interests in current securitization trusts and funding of other operations, as well as a decrease in interest collected on margin call accounts; (3) a decrease in other income of $3.1 million primarily due to other income associated with the Dynex transaction in the first quarter of 2001; (4) a $2.0 million increase in gain on sales associated with a $1.2 million gain on the sale of taxable loans and a $1.0 million sale of an investment in RITES; and (5) an increase in loan origination and brokerage fees of $0.6 million due primarily to an increase in fees associated with tax credit and conventional equity transactions.

Total expenses for the first quarter of 2002 decreased $1.9 million over the same period last year due primarily to: (1) an increase of $0.4 million in salary and related benefits expense associated with 2001 new hires; (2) an increase of $0.7 million in other operating expenses driven primarily by completion and deployment of accounting information systems and other upgrades in technology infrastructure, as well as commissions earned on increased syndication production, which was partially offset by a decrease of $0.5 million in professional fees; (3) an increase of $1.1 million in interest expense primarily associated with increased construction lending production and an increase in financing costs associated with securitizations accounted for as borrowings; (4) a decrease of $0.4 million in amortization expense due to changes in accounting guidelines relating to amortization of goodwill; and (5) a $3.1 million impairment recorded in 2001 associated with the Dynex transaction.

The company recorded net holding gains for mark to market adjustments on derivative financial instruments of $3.1 million for the first quarter of 2002. Excluding this quarter's mark to market adjustment, earnings from net operating income was $0.50 per common share.


                                          MUNICIPAL MORTGAGE & EQUITY, LLC
                                     CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                   (Unaudited)
                                    (In thousands, except share and per share data)

                                                     Qtr Ended       Qtr Ended       Qtr Ended       Qtr Ended       Qtr Ended
                                                     03/31/02        12/31/01        09/30/01        06/30/01        03/31/01
                                                   --------------  --------------  --------------  --------------  --------------
INCOME:
Interest on mortgage revenue bonds and
   other bond-related investments                       $ 15,593        $ 17,311        $ 12,153        $ 12,209        $ 11,770
Interest on loans                                          7,999           7,930           8,461           8,768           8,181
Interest on short-term investments                           487             899             487             693           1,002
Loan servicing fees                                        1,908           1,962           1,659           1,729           1,632
Loan origination and brokerage fees                        2,707           3,820           3,381           3,363           2,064
Other income                                               1,689             216           1,395           1,643           4,813
Net gain on sales                                          2,166           1,334           4,753           1,969             166
                                                   --------------  --------------  --------------  --------------  --------------
     TOTAL INCOME                                         32,549          33,472          32,289          30,374          29,628
                                                   --------------  --------------  --------------  --------------  --------------
EXPENSES:
Salaries and benefits                                      4,827           6,379           5,527           5,030           4,445
Professional fees                                            172           1,468           1,114             913             691
Operating expenses                                         2,191           2,280           1,881           2,150           1,531
Goodwill and other intangible amortization                   318             494             694             628             693
Interest expense                                           8,972           7,228           7,873           7,769           7,826
Other-than-temporary impairments                             110               -               -               -           3,256
                                                   --------------  --------------  --------------  --------------  --------------
     TOTAL EXPENSES                                       16,590          17,849          17,089          16,490          18,442
                                                   --------------  --------------  --------------  --------------  --------------
Net holding gains (losses) on trading securities           3,112           2,691          (4,670)          1,272          (4,865)
Income tax expense                                        (1,031)           (351)           (805)           (224)             (3)
Income allocable to preferred shareholders in a           (2,994)
   subsidiary company                                                     (2,961)         (2,606)         (2,606)         (2,606)
Cumulative effect on prior years of change in
   accounting for derivative financial instruments             -               -               -               -         (12,277)
                                                   --------------  --------------  --------------  --------------  --------------
Net income (loss)                                       $ 15,046        $ 15,002         $ 7,119        $ 12,326        $ (8,565)
                                                   ==============  ==============  ==============  ==============  ==============
LESS:
     Net income allocable to preferred shares
        and term growth shares                               153             418             605             513             499
                                                   --------------  --------------  --------------  --------------  --------------
Net income (loss) allocated to common shares            $ 14,893        $ 14,584         $ 6,514        $ 11,813        $ (9,064)
                                                   ==============  ==============  ==============  ==============  ==============
OPERATING NET INCOME ALLOCATED TO
  COMMON SHARES                                         $ 11,781        $ 11,893        $ 11,184        $ 10,541         $ 8,078
                                                   ==============  ==============  ==============  ==============  ==============
EARNINGS PER COMMON SHARE:
     Basic earnings before cumulative effect
       of accounting change                               $ 0.63          $ 0.67          $ 0.30          $ 0.55          $ 0.16
                                                   ==============  ==============  ==============  ==============  ==============
     Basic net income (loss) per common share             $ 0.63          $ 0.67          $ 0.30          $ 0.55         $ (0.45)
                                                   ==============  ==============  ==============  ==============  ==============
     Diluted earnings before cumulative effect
       of accounting change                               $ 0.62          $ 0.65          $ 0.29          $ 0.54          $ 0.16
                                                   ==============  ==============  ==============  ==============  ==============
     Diluted net income (loss) per common share           $ 0.62          $ 0.65          $ 0.29          $ 0.54         $ (0.44)
                                                   ==============  ==============  ==============  ==============  ==============
Weighted average shares outstanding:
     Basic                                            23,584,635      21,708,191      21,590,584      21,524,016      19,970,707
                                                   ==============  ==============  ==============  ==============  ==============
     Diluted                                          24,200,030      22,349,645      22,397,981      22,014,990      20,432,300
                                                   ==============  ==============  ==============  ==============  ==============
Operating net income per common share                     $ 0.50          $ 0.55          $ 0.52          $ 0.49          $ 0.40
                                                   ==============  ==============  ==============  ==============  ==============


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

                                                           Municipal Mortgage & Equity, LLC
                                                        Reconciliation of Basic and Diluted EPS

                                      For the three months ended March 31, 2002       For the three months ended March 31, 2001
                                      Income           Shares          Per Share        Income         Shares          Per Share
                                    (Numerator)     (Denominator)       Amount       (Numerator)    (Denominator)       Amount
                                   --------------  ----------------  -----------   --------------  ----------------  -----------
(In thousands, except share and per share data)

Basic EPS

Income allocable to common shares       $ 14,893        23,584,635       $ 0.63         $ (9,064)       19,970,707      $ (0.45)
                                                                     ===========                                     ===========

Effect of Dilutive Securities

Options and deferred shares                    -           482,540                             -           461,593

Earnings contingency                           -           132,855                             -                 -
                                   --------------  ----------------                --------------  ----------------

Diluted EPS

Income allocable to common shares
   plus assumed conversions             $ 14,893        24,200,030       $ 0.62         $ (9,064)       20,432,300      $ (0.44)
                                   ==============  ================  ===========   ==============  ================  ===========



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

                                            MUNICIPAL MORTGAGE & EQUITY, LLC
                           RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
                                                      (Unaudited)
                                                     (In thousands)

                                                                               For the three months ended
                                                                                     March 31, 2002
                                                                                ------------------------
INCOME:
Interest on bonds, other bond-related investments, other notes and loans                       $ 23,592
Interest on short-term investments                                                                  487
Loan servicing fees                                                                               1,908
Loan origination and brokerage fees                                                               2,707
Other income                                                                                      1,689
Net gain on sales                                                                                 2,166
                                                                                ------------------------
Total income                                                                                     32,549
                                                                                ------------------------
EXPENSES:
Salaries and benefits                                                                             4,827
Professional fees                                                                                   172
Operating expenses                                                                                2,191
Amortization                                                                                        318
Interest expense                                                                                  8,972
Other-than-temporary impairments related to investments in
     bonds and other bond-related investments                                                       110
                                                                                ------------------------
Total expenses                                                                                   16,590
                                                                                ------------------------
Net holding gains on trading securities                                                           3,112
Income tax expense                                                                               (1,031)
Income allocable to preferred shareholders in a subsidiary company                               (2,994)
                                                                                ------------------------
Net income                                                                                     $ 15,046
                                                                                ========================
LESS:
     Net income allocable to term growth shares                                                     153
                                                                                ------------------------
Net income allocated to common shares                                                          $ 14,893
                                                                                ========================

Conversion to Cash Available for Distribution:
     Amortization of intangibles and fees                                                           370
     Valuation allowances and impairments                                                           110
     Origination fees and other income                                                            1,061
     Net gain on sale                                                                            (2,126)
     Mark to market adjustments                                                                  (3,112)
     Deferred tax expense                                                                           617
                                                                                ------------------------
Cash Available for Distribution                                                                $ 11,813
                                                                                ========================


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

                               MUNICIPAL MORTGAGE & EQUITY, LLC
                             CONDENSED CONSOLIDATED BALANCE SHEETS
                                        (In thousands)

                                                                 (Unaudited)
                                                                   March 31,      December 31,
                                                                     2002             2001
                                                                ---------------- ---------------
ASSETS:
Cash, cash equivalents and interest receivable                      $    90,964     $   113,232
Investment in bonds and other bond-related investments                  650,940         629,755
Investment in derivative financial instruments                            2,452           2,912
Loans receivable, net                                                   381,998         440,031
Other assets                                                             74,426          74,341
Goodwill and other intangible assets                                     29,005          29,005
                                                                ---------------- ---------------
TOTAL                                                               $ 1,229,785     $ 1,289,276
                                                                ================ ===============
LIABILITIES AND EQUITY:
Current liabilities                                                 $    26,632     $    31,974
Notes payable                                                           333,757         420,063
Investment in other bond-related investments                              5,630           7,979
Investment in derivative financial instruments                           15,074          18,646
Short-term debt                                                          53,500          78,560
Long-term debt                                                          138,370         134,881
Preferred shareholders' equity in a subsidiary company                  160,465         160,465
Shareholders' equity                                                    496,357         436,708
                                                                ---------------- ---------------
TOTAL                                                               $ 1,229,785     $ 1,289,276
                                                                ================ ===============
BOOK VALUE PER COMMON SHARE                                         $     19.68     $     19.31
                                                                ================ ===============



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

                                                 MUNICIPAL MORTGAGE & EQUITY, LLC
                                                      ADJUSTED BALANCE SHEET
                                                          (In thousands)
                                                           (unaudited)

                                                                                                                    Adjusted
                                                                            Mar 31, 2002      Adjustments        Mar 31, 2002
                                                                          -----------------  ---------------    -----------------
Cash and cash equivalents                                                      $    75,775       $        -          $    75,775
Investment in bonds and loans, net                                                 632,688         (435,131)(1)          197,557
Off balance sheet assets                                                                 -          414,295 (2)          414,295
Other assets                                                                       500,618          (29,004)(3)          471,614
                                                                          -----------------  ---------------    -----------------
Total net assets                                                               $ 1,209,081       $  (49,840)         $ 1,159,241
                                                                          =================  ===============    =================
Liabilities, including short-term debt                                         $   413,889       $ (384,733)(4)      $    29,156
Off balance sheet debt                                                                   -          414,295 (2)          414,295
Long-term debt                                                                     138,370                -              138,370
                                                                          -----------------  ---------------    -----------------
Total liabilities                                                              $   552,259       $   29,562          $   581,821
                                                                          =================  ===============    =================
Leverage Ratio                                                                                                             50.2%

(1)   Adjustments to bonds and loans:
      Remove Midland loans from assets and liabilities                         $   348,717
      Remove Oxford from assets and liabilities                                      5,420
      Adjustment to reflect CAD sale of pari passu taxable loans
         accounted for as borrowings                                                17,163
      Adjustment to reflect effect of highly leveraged obligations                  63,831
                                                                          -----------------
                                         TOTAL                                 $   435,131
                                                                          =================
 (2)  Off-balance sheet assets includes the following:
      FSA A Bonds                                                              $    67,500
      Other A Bonds                                                                 23,789
      Demand Notes                                                                  16,247
      P-Floats                                                                     306,759
                                                                          -----------------
                                         TOTAL                                 $   414,295
                                                                          =================

 (3)  Remove goodwill                                                          $    29,004
                                                                          =================
 (4)  Adjustments to liabilities:
      Remove other liabilities and normal accruals                             $    26,632
      Adjustment to reflect CAD sale of pari passu taxable loans
         accounted for as borrowings                                                18,997
      Remove Oxford from assets and liabilities                                      5,410
      Remove Midland loans from assets and liabilities                             333,694
                                                                          -----------------
                                         TOTAL                                 $   384,733
                                                                          =================



MUNICIPAL MORTGAGE & EQUITY, LLC
2002 INVESTMENTS
FIRST QUARTER
(In thousands)

BOND PRODUCTION:                                                                                         QUARTER
                                                                        PERMANENT                      BOND AMOUNT
                                                                        INTEREST        ---------------------------------------
                  PROPERTY                  CITY           STATE          RATE             CONSTRUCTION          PERMANENT
---------------------------------  ------------------- ----------- -------------------  --------------------  -----------------
The Chancellor II (1)                    Los Angeles         CA          7.350%                     $ 5,208            $ 3,760
Walnut Village (1)                       Los Angeles         CA          7.350%                       6,227              4,860
Las Trojas (1)                           North Hills         CA          7.350%                       5,531              4,135
Monroe B (2)                               Monroe            LA          7.200%                                            653
                                                                                        --------------------  -----------------
TOTAL                                                                                              $ 16,966           $ 13,408
                                                                                        ====================  =================

(1) The Company's initial investment in these bonds was $51,000 per bond. The remaining balance of each bond is estimated to be drawn in August, 2002.
     The Company earned a 1.25% origination fee.
(2) The Company made an additional investment in two existing properties located in Monroe, LA. The company earned a 7% origination fee.



CONSTRUCTION/PERMANENT LENDING AND SYNDICATION PRODUCTION:                                                        TOTAL FEES
                                                                                                                  RECOGNIZED
                                                                                              QUARTER            THIS QUARTER
                                                                                               VOLUME               FOR CAD
                                                                                         -------------------  --------------------
Tax Credit Equity Syndications (Equity Raised)                                             $    31,810              $    1,618

Tax Credit Lending Production                                                              $    21,510              $        -

Conventional Equity Syndication (Equity Raised)                                            $     8,484              $      267

Conventional Lending Production                                                            $     8,484              $        -

Taxable Construction Loan Production (generating a weighted average spread of 1.12%)       $    69,493              $      496

Taxable Permanent Loan Production                                                          $    68,975              $      720

Working Capital Loans                                                                      $    14,574              $      252

OTHER INFORMATION:
Balance as of 3/31/02 of Midland Servicing Portfolio under Management                      $ 1,058,365              $      950

Balance as of 3/31/02 of Midland Equity Syndication Portfolio under Management             $   676,985              $      739



                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                                 PARTICIPATING BOND PORTFOLIO
                                                 NET OPERATING INCOME - TREND
                                                     As of March 31, 2002


                                                Q1 2001        Q4 2001       Q1 2002 (2)            Q1 '02 /     Q1 '02 /
     Property                                    Actual         Actual          Actual               Q1 '01      Q4 '01/
     --------                                -----------      ---------        ---------           ---------    ----------
     Alban                                      255,263        238,545          275,263               7.8%        15.4%
(1)  Arlington                                        0              0                0                N/A          N/A
     Barkley Place                              376,725        379,015          427,224              13.4%        12.7%
     Cobblestone                                162,306        179,580          171,467               5.6%        -4.5%
(1)  Cool Springs                                     0              0                0                N/A          N/A
     Creekside                                  236,937        241,272          278,383              17.5%        15.4%
     Crossings                                  223,004        192,690          172,282             -22.7%       -10.6%
     Gilman Meadows                             177,968        178,290          197,869              11.2%        11.0%
     Hamilton Grove                             249,607        208,703          266,232               6.7%        27.6%
     Jefferson Commons                          558,561        376,176          551,513              -1.3%        46.6%
     Lakeview                                   174,579        157,497          193,404              10.8%        22.8%
     Mallard I                                   38,063         58,433           46,473              22.1%       -20.5%
     Mallard II                                 123,457        133,411          134,853               9.2%         1.1%
     Montclair                                  440,570        305,474          425,197              -3.5%        39.2%
     Newport Village                            283,680        318,144          331,262              16.8%         4.1%
     Nicollet Ridge                             397,875        394,316          403,026               1.3%         2.2%
     North Pointe                               546,620        540,006          578,480               5.8%         7.1%
     Palisades Park                             190,014        226,929          224,810              18.3%        -0.9%
     Riverset I                                 417,320        408,873          367,083             -12.0%       -10.2%
     Riverset II                                176,749        170,854          162,840              -7.9%        -4.7%
     Steeplechase Falls                         347,592        370,708          412,440              18.7%        11.3%
     Meadows                                    165,775        171,553          180,895               9.1%         5.4%
     Timber Ridge                               146,225        154,997          169,739              16.1%         9.5%
     Villas at LaRiviera                        193,084        249,233          225,414              16.7%        -9.6%
     Whispering Lake                            331,086        302,653          345,122               4.2%        14.0%
     Winter Oaks                                272,870        184,575          249,654              -8.5%        35.3%
                                             -------------------------------------------      ---------------------------
     Total                                    6,485,930      6,141,927        6,790,925               4.7%        10.6%

     Same Store Growth                        6,485,930      6,141,927        6,790,925               4.7%        10.6%


(1)  Under construction
(2)  Q1 2002 represents two months actual, one month budget




MUNICIPAL MORTGAGE & EQUITY, LLC
REAL ESTATE TABLE
                                                                                                           Avg. Monthly Rent
                                                                                                         Per Apartment Unit
                                                                                             -------------------------------------
                                                                      Occupancy
                                                    ----------------------------------------    Month        Month       Month
                                                     Month Ended  Month Ended  Month Ended      Ended        Ended       Ended
                            Month/Year  Apartment     March 31,   December 31,  March 31,    February 28, December 31,  March 31,
    Apartment Community      Acquired     Units          2002         2001         2001          2002         2001        2001
   ---------------------    ----------- ----------  --------------------------------------- --------------------------------------
Participating Mortgage
  Bonds:
Alban Place                     Sep-86         194      94.3%        90.7%        92.8%           $913         $895        $862
Cobblestone                     Aug-99         184      94.6%        94.0%        94.0%            562          568         551
Creekside Village               Nov-87         296      99.7%        99.7%        99.7%            542          513         507
Crossings                       Jan-97         200      93.5%        95.5%        97.0%            745          742         721
Jefferson Commons               Dec-00         173      93.8%        94.8%        97.7%          1,335        1,331       1,253
Lakeview                        Sep-87         180      97.8%        97.2%        98.4%            685          684         663
North Pointe                    Sep-86         540      96.9%        96.9%        93.9%            669          664         634
Timber Ridge                    Dec-00         168      94.6%        96.4%        95.5%            562          491         452
Villas at LaRiviera             Jun-99         199      98.0%        96.5%        97.6%            660          653         601
                                        ----------
 Subtotal Participating
  Mortgage Bonds                             2,134
                                        ----------
Mortgage Bonds:
Applewood (a.k.a. Paola)        Jul-99          48      93.8%        91.7%        93.8%           $507         $479        $482
Buchanan Bay                    Mar-01         228      73.0%        71.5%          N/A            680          678         N/A
Cielo Vista                     Aug-99         378      97.1%        89.7%        87.8%            424          424         428
Charter House (2)               Dec-96           -        N/A          N/A          N/A            N/A          N/A         N/A
Country Club                    Jul-99         101      94.1%        87.1%        85.7%            436          443         429
Delta Village                   Jun-99          80      98.8%        93.8%        96.5%            566          562         539
Elmbrooke                       Aug-00          54     100.0%       100.0%        80.1%          1,060          716         591
Florida A&M                     Feb-00          96      72.9%        69.8%        93.8%          1,384        1,384       1,352
Gannon (Broward)                Feb-98         315      96.5%        97.5%        94.6%            660          651         634
Gannon (Dade) (3)               Feb-98       1,252      95.4%        95.1%        97.2%            740          731         710
Gannon (St. Louis)              Feb-98         336      92.3%        91.1%        92.0%            560          557         545
Gannon A Bond                   Feb-98           -        N/A          N/A          N/A            N/A          N/A         N/A
Hidden Valley                   Dec-96          82      90.2%        87.8%        97.6%            540          538         538
Honey Creek                     Mar-99         656      93.9%        91.6%        96.8%            534          563         504
Hunter's Glen                   Mar-01         383      91.1%        91.1%          N/A            569          568         N/A
Lake Piedmont                   Apr-98         648      92.4%        85.0%        79.5%            473          472         462
Monroe (Oakmont, Towne Oak)     Dec-98         364      98.6%        98.4%        99.5%            480          478         462
Mountain View (Willowgreen)     Nov-86         241      95.4%        92.5%        98.2%            623          618         590
Northridge Park II              Aug-87         128      99.2%        97.7%        97.0%          1,032        1,022         973
Oakbrook                        Dec-96         170      95.9%        95.9%        97.5%            426          446         446
Orangevale                      Apr-98          64     100.0%       100.0%       100.0%            957          957         896
Parkwood                        Jun-99         180      97.8%        97.2%        99.0%            459          455         445
Riverset II (1)                 Jan-96           -        N/A          N/A          N/A            N/A          N/A         N/A
Sahuarita                       Jun-99          52      78.8%        75.0%       100.0%            550          546         536
Santa Fe Springs                Jun-00         310      81.9%        88.4%        92.5%            592          593         582
Shadowbrook                     Jun-99         193      97.9%        96.4%        98.0%            476          476         458
Torries Chase                   Dec-96          99      92.9%        99.0%        97.0%            492          488         488
Villa Hialeah                   Nov-87         245      97.6%        97.1%        98.0%            674          671         655
Village at Stone Mountain       Oct-97         722      92.5%        93.1%        95.9%            727          722         706
Village Green                   Feb-00         200      88.5%        90.5%        93.8%            635          635         635
Western Hills                   Dec-98          80      97.5%       100.0%        94.8%            516          506         502
Willow Key                      Mar-99         384      98.7%        99.0%        99.2%            646          639         621
Woodmark                        Jun-99         173      97.7%        97.7%        96.4%            696          696         672
                                         ----------
 Subtotal Mortgage Bonds                     8,262
                                         ----------

Participating Subordinate
  Mortgage Bonds:
Barkley Place                   May-87         156      91.7%        92.9%        93.5%         $2,134       $2,097      $2,038
Gilman Meadows                  Mar-87         125      93.6%        94.4%        93.6%          1,034        1,032         988
Hamilton Chase                  Feb-87         300      97.7%        94.0%        92.8%            604          607         594
Mallard Cove I & II             Feb-87         198      85.9%        87.4%        97.1%            763          762         713
Meadows                         Jan-88         200      93.0%        98.5%        92.8%            604          606         597
Montclair                       Oct-86         159      91.8%        90.6%        94.0%          1,802        1,841       1,802
Newport Village                 Dec-86         220      95.0%        95.9%        98.6%            831          824         782
Nicollet Ridge                  Dec-87         339      90.6%        90.0%        95.6%            939          939         892
Riverset II                     Jan-96         148      89.0%        88.2%        92.6%            716          705         705
Steeplechase                    Oct-88         450      98.7%        96.2%        93.8%            586          587         579
Whispering Lake                 Oct-87         384      93.8%        88.3%        88.3%            643          648         647
                                         ----------
 Subtotal Participating
  Subordinate Mortgage Bonds                 2,679
                                         ----------



                                                                                                       Avg. Monthly Rent
                                                                                                       Per Apartment Unit
                                                                                             -------------------------------------
                                                                   Occupancy
                                                    ----------------------------------------    Month        Month       Month
                                                     Month Ended  Month Ended  Month Ended      Ended        Ended       Ended
                            Month/Year  Apartment     March 31,   December 31,  March 31,    February 28, December 31,  March 31,
    Apartment Community      Acquired     Units          2002         2001         2001          2002         2001        2001
   ---------------------    ----------- ----------  --------------------------------------- --------------------------------------
Subordinate Mortgage Bonds:
CAPREIT                         Sep-99           -        N/A          N/A          N/A            N/A          N/A         N/A
Cinnamon Ridge                  Jan-99           -        N/A          N/A          N/A            N/A          N/A         N/A
Farmington Meadows              Aug-99          69      98.6%       100.0%       100.0%           $814         $814        $814
Independence Ridge              Aug-96         336      83.9%        83.9%        86.6%            549          550         532
Locarno                         Aug-96         110      92.7%        92.7%        93.6%            872          866         836
Olde English Manor              Nov-99           -        N/A          N/A          N/A            N/A          N/A         N/A
Peaks of Conyer                 Sep-01         260        N/A          N/A          N/A            N/A          N/A         N/A
Rillito Village                 Jul-00           -        N/A          N/A          N/A            N/A          N/A         N/A
Winter Oaks                     Nov-99         460      91.5%        86.1%        92.3%            553          547         526
                                         ----------
 Subtotal Subordinate Mortgage
  Bonds                                      1,235
                                         ----------
Other Bond-Related Investments:
Briarwood                       Dec-98         600      98.7%        97.3%        94.3%           $594         $589        $573
Cinnamon Ridge                  Dec-97         264      97.0%        95.8%        95.4%            886          916         884
Golfside Villas (f.k.a.
  Club West)                    Mar-99         194     100.0%        99.0%        98.5%            583          587         572
Park Center                     Oct-01         325      92.9%        92.9%          N/A          1,435        1,429         N/A
Park at Landmark                Sep-00         396      95.0%        94.7%        98.0%          1,064        1,046         968
Poplar Glen                     Jun-97         191      99.0%        98.4%        96.1%            923          919         872
RITES - Charter House           Dec-96         280      89.6%        89.3%        93.2%            613          611         609
RITES - Indian Lakes            Jul-97         296      87.8%        91.9%        88.2%            776          774         745
RITES - LaPaloma                Apr-99         120      99.2%       100.0%        97.0%            624          620         593
RITES - LeMirador
  (Coleman Senior)              Apr-98         141      98.6%        96.5%        99.7%            817          814         832
RITES - Museum Towers           Apr-01         286      88.5%        89.5%          N/A          1,265        1,355         N/A
RITES - Oklahoma City (4)       Aug-98         772      87.4%        88.1%        94.3%            474          472         487
RITES - Olde English Manor      Jun-98         264      92.8%        91.3%        95.5%            474          473         468
RITES - Palisades Park          Feb-98         304      98.4%        99.3%        98.5%            535          525         505
RITES - Pavillion               Apr-99         132      99.2%        99.2%        99.5%            661          655         619
RITES - Queen Anne IV           Jul-98         110      99.1%        99.1%        91.5%          1,089        1,085         965
RITES - Rancho/Villas           May-00         417      92.8%        85.8%        93.5%            538          483         483
RITES - Rillito Village         Aug-98         272      93.4%        86.8%        89.3%            442          447         453
RITES - Riverset (1)            Aug-88         352      89.0%        88.2%        92.6%            692          699         693
RITES - Riverset II (1)         Jan-96           -        N/A          N/A          N/A            N/A          N/A         N/A
RITES - Sienna (a.k.a.
  Italian Gardens)              Apr-98         140      97.1%        95.0%       100.0%            814          807         833
RITES - Sonterra                May-98         156      80.8%        76.3%        77.4%            845          844         864
RITES - Southgate Crossings     Jun-97         215      95.8%       100.0%        96.8%            953          943         892
RITES - Southwood               Nov-97       1,286      84.0%        82.0%        82.6%            490          489         483
                                         ----------
 Subtotal Other Bond-Related
  Investments                                7,513
                                         ----------

 Total Units/Weighted Average
  Investments                               21,823      93.0%        91.9%        93.6%           $675         $669        $609
                                         ==========

Total/Same Stores                           20,341      93.3%        92.2%        93.6%           $628         $622        $609


Construction/Substantial Rehab Properties and Other Investments:
Arlington                       Dec-00         176        N/A          N/A          N/A            N/A          N/A         N/A
Barrington at Beach Street      Oct-00         398      28.6%          N/A          N/A           $841          N/A         N/A
Bedford Park                    Oct-00         312      74.4%        41.0%        48.8%            521          526         460
CAPREIT (5)                     Mar-01       2,942      93.3%        93.7%        95.6%            629          638         622
Chancellor                      Nov-01         101        N/A          N/A          N/A            N/A          N/A         N/A
Chancellor II                   Mar-02          46        N/A          N/A          N/A            N/A          N/A         N/A
Cool Springs                    Aug-00         124      21.8%        17.7%          N/A          1,955        1,958         N/A
Fort Branch                     Dec-00         250        N/A          N/A          N/A            N/A          N/A         N/A
Hidden Brooks                   Sep-01         201      80.1%        87.1%          N/A          1,066        1,050         N/A
Las Trojas                      Mar-02          49        N/A          N/A          N/A            N/A          N/A         N/A
Lincoln Corner                  Dec-01         134        N/A          N/A          N/A            N/A          N/A         N/A
Meridian at Bridgewater         Nov-99          90      64.4%        52.2%        10.0%          3,515        3,100       3,150
North White Road                Nov-01         157        N/A          N/A          N/A            N/A          N/A         N/A
Oak Grove Commons               Dec-01         168        N/A          N/A          N/A            N/A          N/A         N/A
Penn Valley                     Dec-01          42        N/A          N/A          N/A            N/A          N/A         N/A
Riverview                       Jun-00         224      51.3%        17.0%          N/A            676          676         N/A
Silver Springs                  Dec-99         250      88.0%        86.4%        19.2%            783          783         780
Southwind                       Aug-00          88      85.5%        96.6%        69.0%            684          680         666
Village Apartments              May-00         210      96.2%        84.8%        82.1%            492          474         479
Village at Sun Valley           May-00         276      49.6%        32.6%          N/A            641          643         643
Walnut Tree                     Mar-02          64        N/A          N/A          N/A            N/A          N/A         N/A
Weatherstone                    Sep-00         100      54.0%        40.0%          N/A            806          800         810
Woodglen                        Dec-99         250      93.2%        92.4%        79.6%            631          631         647
                                         ----------
 Subtotal Construction/Rehab
  Properties                                6,652
                                        -----------
   Total Units                             28,475
                                        ===========


(1)  The Company owns a participating bond, a participating subordinate bond and a RITES interest collateralized by the Riverset property.
(2)  The  Company   owns  a   non-participating   bond  and  a  RITES   interest
     collateralized by the Charter House property.
(3)  The Dade Gannon Portfolio represents eight properties.
(4)  The Oklahoma City Portfolio represents three properties.
(5)  The CAPREIT Portfolio represents eleven properties.
(6)  Same Store includes properties reporting for each of past three quarters.

